UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 29, 2004

TRM CORPORATION

(Exact name of registrant as specified in its chapter)

Oregon

0-19657

93-0809419

(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

5208 N.E. 122nd Avenue Portland, Oregon 97230
(Address of principal executive offices) (Zip Code)

(503) 257-8766
(Registrant’s telephone number, including area code)

Item 7.                                                             Financial Statements and Exhibits

(c)   Exhibits.  The following materials are furnished as part of this Current Report on Form 8-K:

Exhibit Number	Description of Exhibit
99.1	TRM Corporation press release dated April 29, 2004 with respect to financial results for the quarter ended March 31, 2004.

Item 12.                                                       Results of Operations and Financial Condition

TRM Corporation (the “Company”) is furnishing the following information as required under Item 12 “Results of Operations and Financial Condition” of Form 8-K.  This information shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

On April 29, 2004, TRM Corporation issued a press release announcing its financial results for the quarter ended March 31, 2004.  A copy of the press release, including unaudited financial information released as a part thereof, is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TRM Corporation
Registrant

Date: May 3, 2004	By:	/s/ Rebecca J. Demy
Rebecca J. Demy
Principal Accounting Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibits

99.1	TRM Corporation press release dated April 29, 2004 with respect to financial results for the quarter ended March 31, 2004.